Exhibit 99.1

This presentation (“Presentation”) contains, and oral comments related to it may contain, “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward - looking statements include, among others, statements we make regarding: (a) our ability to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key personnel; (b) our projected financial information, anticipated growth rate and market opportunity; (c) our success in retaining or recruiting our employees, sales representatives, officers, or directors; (d) competition from electric utilities and other companies in the industry; (e) factors relating to the business, operations and financial performance of Zeo, including market conditions and global and economic factors beyond Zeo’s control; (f) Zeo’s implementation and momentum of business strategies, expectations regarding market share, market penetration, financing activities, loan and lease financing, financing capacity, product mix, and ability to manage cash flow and liquidity; (g) our ability to benefit from partnerships, new technologies, and pilot programs, including lease or other programs for financing solar system installations; (h) changes in general economic conditions, including unemployment, inflation (including the impact of tariffs) or deflation, financial institution disruptions and geopolitical conflicts such as the conflict between Russia and Ukraine and the conflict in the Gaza Strip; (i) government economic incentives to the renewable energy market; (j) our ability to issue equity or equity - linked securities or obtain debt financing; (k) the demand for renewable energy and solar - generated energy; (l) impacts of climate change, changing weather patterns and conditions and natural disasters; (m) costs of solar energy system components and raw materials; (n) our ability to manage suppliers, inventory, and workforce; (o) the quality or performance of the solar energy systems we sell and install; (p) other factors outside of Zeo’s control such as macroeconomic trends, bank failures, and public health emergencies. Forward - looking statements are neither historical facts nor assurance or guaranty of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not take any statement regarding past trends or activities as representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. Risks and uncertainties that could cause Zeo’s financial results and condition to differ materially from those expressed or implied by forward - looking statements and which you should carefully consider include those identified below and others described in reports that we file with the U.S. Securities and Exchange Commission from time to time, including those included under the heading "Risk Factors" in the Company's Registration Statement on Form S - 4 filed with the SEC on July 2, 2025, its Annual Report on Form 10 - K filed with the SEC for the year ended December 31, 2024 and in its subsequent periodic reports and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements. A non - exhaustive list of some of these risks and uncertainties include the following: (a) the solar energy industry is evolving and additional demand for solar energy systems may not develop to the size or at the rate expected; (b) a material reduction in the retail price of electricity charged by electric utilities or other retail electricity providers would harm Zeo’s financial condition and results; (c) sales and installation of solar energy systems depend on suitable meteorological and environmental conditions which may change; (d) our business has benefited from declining costs of system components and may be harmed to the extent the cost of such components stabilize or increase in the future; (e) the success of our relationships with equipment suppliers, contractors and sales dealers; (f) Zeo depends on a limited number of suppliers of solar energy system components and technologies to adequately meet its demands; (g) our ability to manage growth effectively; (h) Technical and regulatory limitations regarding the interconnection of solar energy systems to the electrical grid may delay interconnections and customer in - service dates; (i) our business is concentrated in certain markets, putting us at risk of region - specific disruptions, including hurricanes or other extreme weather events; (j) Zeo’s expansion into new sales channels could be costly and time - consuming; (k) our business depends on the availability of utility rebates, tax credits and other incentives that may be adversely affected by changes in laws or policies; (l) we rely on certain utility rate policies, such as net metering, to offer competitive pricing to customers, and such policies may change; (m) utility policies, government laws, and regulations may change; (n) our management team has limited experience managing a public company, and regulatory compliance obligations may divert its attention from the day - to - day management of our businesses; (o) we have identified material weaknesses in our internal controls over financial reporting. If we are unable to remediate these material weaknesses, or if we otherwise fail to maintain effective internal controls over financial reporting, we may not be able to accurately or timely report our financial position or results of operations; (p) Nasdaq may delist Zeo’s securities from trading on its exchange; (q) a significant portion of the total outstanding shares of Class A Common Stock are restricted from immediate resale following the Closing of the Business Combination but may be sold into the market shortly thereafter. This could cause the market price of Class A Common Stock to drop significantly, even if Zeo’s business is doing well; (r) An active, liquid market for Zeo’s securities may not develop, which would adversely affect the liquidity and price of Zeo’s securities; and (s) Zeo Warrants are exercisable for Zeo Common Stock, and if exercised, would increase the number of shares eligible for future resale in the public market and result in dilution to the stockholders of Zeo. Non - GAAP Financial Measures: This Presentation may include certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA before certain bad debt expenses and management addback of stock - based compensation expenses (“Adjusted EBITDA” or “Adj EBITDA”) and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non - GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Zeo’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Zeo’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Zeo believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Zeo’s financial condition and results of operations. Zeo believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Zeo, and in comparing Zeo’s financial measures with those of other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non - GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Zeo believes are the most directly comparable measure evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported GAAP financial results. No Offer or Solicitation. This Presentation is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act. Presentation date: September 4, 2025 Safe Harbor & Forward - Looking Statements

1 Zeo Highlights 3

Differentiated Sales “Machine” Zeo is a Vertically - Integrated and Differentiated Residential Solar Platform 4 ● We deliver customers a satisfying energy experience through an efficient platform that provides sales, installation, and service ● Our comprehensive platform gives customers a reliable partner for service work and provides various revenue streams, differentiating us at the point of sale and from competitors ● Our success has created a profitable business model with ample opportunity for expansion Profitable Business Methodical Market Expansion Premier Growth vs Industry Peers Fully Funded Business

Differentiated Sales Approach Unlocks Attractive Margins Zeo’s Sales Process Drives Low - Cost CAC (1) ● Multi - tiered sales process maximizes lead generation and conversion efficiencies ● Senior sales resources focused on high - potential and developed leads to maximize conversion into installs ● Sales force leverages a custom software platform to augment sales efforts and a customer relationship management (“CRM”) system to actively track key performance indicators (“KPIs”) across the sales cycle ▪ Managers oversee regional sales offices and act as closers ▪ Approximately 55% of appointments conducted by Managers are closed ▪ Closers meet with homeowners and close sales ▪ 1.1 average daily meeting conducted per Closer; 46% of meetings are closed ▪ Setters knock on 50 - 125 doors daily each and schedule sales meetings (2) ▪ 3 average daily potential appointments generated per Setter ● CRM system captures comprehensive datapoints throughout the sales cycle ● Software tools enhance customer sales experience ● Data informs Zeo KPIs and provides real - time insights to management ● Real - time tracking of doors knocked, appointments set, sales closed, installations scheduled, and other KPIs CRM & In - Field Technology 1) Unless otherwise noted, figures below are for the year ended December 31, 2023 2) During the Company’s peak sales period in late Spring and Summer of 2023 5

▪ Provides exposure to high growth end markets such as AI data centers ▪ Diversifies the customer mix with high quality utility and commercial clients Commercial PV, Long - duration energy storage (“LDES”) ▪ Long - term, recurring revenue from existing customer relationships ▪ Provides “one - stop shop” for residential customers, removing barriers to sale O&M ▪ Unlocks broader residential customer base ▪ Zeo plans to expand TPO offering, diversifying revenue and unlocking growth Third - party Originator (“TPO”) Financing ▪ High margin adders at a low customer acquisition cost ▪ Insulation, roofing, and other services Energy Efficiency ▪ Installation and customization from initial design through to final construction ▪ Project completion of distressed assets abandoned due to recent bankruptcies Services Overview of Zeo’s Additional Offerings Acquisitions Fuel Growth Strategy 6

Value Proposition: Why Customers Choose Zeo Locally controlled residential energy solution helps customers avoid blackouts and utility disruptions Ability to monetize excess power generation through exports to grid We lower utility prices, with effective energy solutions at better than market prices Seamless vertically - integrated offering with excellent customer service 7

Solar Penetration Remains Low Relative to TAM Australia 38% Italy 5% Germany 12% Netherlands 24% United States 5% United Kingdom 5% Largest residential market globally is in early innings of significant growth ● Zeo believes that U.S. market adoption is in its early innings and materially lags other international markets, including Australia and Europe ● Local policy support with continuing increases in utility costs provides material tailwinds for accelerating adoption Source: Energy.Gov.AU, June 2023 and SolarInsure, 2024 8

(fka Complete Solaria) (1) $125M $3.68B $80.2M Market Capitalization $146M $13.53B $18.8M Net Debt 1.2x 3.7x 0.23x Net Debt / Market Cap National National ض Exposure to Attractive Regional Markets Large Dealer Network Multiple Sales Partners ض Vertically - Integrated Sales and Install Preferred Technology Relationships Preferred Technology Relationships ض Technology Agnostic In - House Financing In - House Financing ض Financing Agnostic Zeo is Attractively Positioned in the Market Sources: Companiesmarket.com site, fullration.com, and company websites as of September 1, 2025 1) Complete Solaria’s $45M acquisition of SunPower assets approved by bankruptcy court and completed September 30, 2024 9

Fully Funded and Self - Sustaining Business ● Track record of profitability and free cash flow generation, with minimal go - forward capital requirements ● Strong balance sheet supported by a net cash position ● Minimal leverage on the balance sheet ● Built to weather market disruptions ● 2025 fiscal year revenue expected to be in line with 2024 revenue. 2025 Q1 & Q2 results include: - $7.6 million of amortization expenses related to the Lumio acquisition which ended in May - $3.4 million of bad debt expense in G&A expenses related to bankruptcy of a financial partner Results Reflect Continued Positive Cash Flow (1) Q1,Q2 2025 2024 2023 2022 ($ in millions) $ 26.9M $ 73.2 $ 109.7 $ 89.0 Revenue, net Operating expenses $12.1M 38.0 59.4 71.2 Cost of goods sold $8.1M 4.9 1.8 1.7 Depreciation and amortization $7.8M 19.6 30.3 1.4 Sales and marketing $15.3M 21.6 12.9 6.0 General and administrative $43.3M 84.1 104.6 80.3 Total operating expenses ($16.4M) (10.8) 5.1 8.7 Operating income $.7M (0.0) (0.3) - Other income (expense), net ($.3M) 1.0 - - Income tax benefit (expense) ($16.0M) (9.9) 4.8 8.7 Net Income $11.0M 11.8 2.1 1.7 Adjustments to EBITDA ($5M) 2.0 7.0 10.4 Adjusted EBITDA 10 S ource: Company Filings 1) Audited financials are included in Zeo’s 10 - K filings for the fiscal years 2023 and 2024

Organic Expansion • Market in existing geographies is underpenetrated • Potential upside in new geographies • Heliogen acquisition presents path towards expansion in commercial markets 1 2 3 Complimentary Service Offering • Roofing and other home services are opportunities for upselling customers • Integrated offering preserves customer warranties • Acquisition strategy focuses on bolt - on opportunities in select geographies or technologies Strategic M&A Zeo has Multiple Avenues for Growth 11

Market Trends for Solar + Storage 2 Long - term Economics Favor PV Solar Uptake 3 Utility Price Inflation is a Material Tailwind to Solar Adoption 4 Residential Solar and VPP Support Demand for Resilience 5 Affiliated Financing Platform Catalyzes Market Penetration 6 Energy Storage Supports Strong Growth Potential 7 Dislocated Market Unlocks Opportunity for Recurring Service Revenue 1 12 Projected Load Growth Encourages Demand Across Energy Sources

Heliogen Acquisition & Long - Duration Storage 2 13

Transaction Costs and Benefits 1) Excludes transaction fees and expenses 2) 10 - day VWAP as of May 28, 2025 Equity Ownership Transaction Benefits / Priorities 43.5% 11.3% 45.1% Non - Insider Public Float Heliogen Owners Legacy Insiders Market Diversification ● Complementary renewable energy technology and opportunities Balance sheet strength ● Enhanced cash balance and low leverage Organic expansion opportunities ● Increased penetration in markets with room to scale Strategic and value - enhancing M&A ● Critical review of step - change opportunities 14 Transaction Details ($ and shares in millions except share price) Purchase Price Cash to Company 6.3M 1.59 Zeo Shares Issued to Heliogen Zeo Share Price (2) $ Purchase Price (1) $ 14.0M Stock Consideration $ 10.0M Total $ 10.0M Total Cash to Company $ 14.0M

Expanded Market Reach ● Heliogen's long duration energy solutions are expected to support Zeo's expansion into commercial installations, including those serving AI data centers ● Further diversifies combined platform with exposure to commercial and utility - scale markets to complement Zeo's historical residential market focus Operational Synergies ● Acquisition will streamline costs and reduce corporate overhead, while retaining core technical and commercial talent Strengthened Balance Sheet ● Zeo benefits from Heliogen’s incremental liquidity, supporting investments for future growth in the solar and energy storage space Enhanced Financing Capabilities ● Zeo’s affiliated financing arm, which has provided over $44 million in clean energy tax equity financing to date and plans to bring additional financing facilities, may be used for future Heliogen commercial - scale projects Accelerated Growth Opportunities ● Heliogen’s expertise and solutions positions Zeo to capitalize on increasingly urgent demand for new energy sources, including behind - the - meter, to support data centers, manufacturers, and other off - takers. Acquisition Highlights and Strategic Rationale 15

● Concept - to - completion engineering and consulting services ● Specialty in thermal long - duration energy storage (“LDES”) ( 6+ hours to multi - day ) for commercial and industrial - scale facilities ● LDES solutions maximize efficiency through ingesting waste heat (from industrial plants), or using cooling by - product to cool data centers ● Technology is alternative accelerated path to power production ● On acquisition, material cash balance with zero debt Heliogen Overview ● Founded in 2013; originally focused on developing solar - powered energy, heat, green hydrogen fuel Founded 2013 ● Began trading on NYSE in 2021, acquired by Zeo Energy Corp. in 2025 NYSE 2021 ● Heliogen’s engineers and other professionals have deep industry experience in all stages of project design and completion Personnel ● Solutions include thermal storage (molten salt), compressed CO ₂ , plus traditional and new battery storage technologies Storage Technologies ● Can help customers achieve reliable power generation faster, cheaper, cleaner than alternatives Market Advantages ● With Heliogen, Zeo offers expanded set of strategic solutions in commercial markets, while continuing to prioritize profitability New Company Profile ● When acquired by Zeo in August 2025, $13M cash balance with zero debt Financials 16

Zeo’s Long - Duration Energy Storage (LDES) business specializes in: • Engineering & Consulting Services – Power, Heat, Water Systems – Technology screening & selection across renewable and traditional sources – Engineering studies, technoeconomic analysis & performance modeling – Industrial and commercial heat system design (including LDES) – Finite Element Analysis and Computational Fluid Dynamics – Technical project oversight and management, including procurement support • Storage and Energy Generation Solutions – Compressed CO ₂ storage – Molten salt thermal energy storage – Solar energy (photovoltaics, concentrated solar) – Conventional and new battery technologies Energy Storage: Engineering & Technology

Photovoltaic Field Generator Solar Receiver Steam Generator Cold Tank Hot Tank Steam Turbine Fired Boiler Gas Supply Condenser Facility Thermal Fluid Loop Reciprocating Engines w/ Generators Heliostat Array Hybridization ensures energy availability and efficiency by leveraging multiple energy sources Pump Steam Loop Inverters Sun

Combined Cooling and Power System for Data Center Refrigerant Delivery During the discharge stage, heat generated by the server racks is transferred to vaporize liquid CO ₂ into a high - pressure gas, which then powers a turbine. Upon cycle completion, the exhausted CO ₂ gas cools and can be reused for server rack cooling, increasing energy efficiency Server Rack Discharge Stage Operational Diagram

• Techno - economic study for compressed CO2 storage project for data center off - takers • Techno - economic study for 100 MW thermal storage project serving data centers in U . S . locations • Community solar PV design and development • Requests for IP license and design assistance with concentrated solar projects • Bidding for data center & manufacturing energy storage and generation Current Zeo Storage Projects

Appendix - Long - Duration Storage Technologies - Market Backdrop 3 21

Compressed CO ₂

Compressor Thermal Energy Storage Condenser Energy Storage: Surplus electricity drives compressor to liquefy CO ₂ through pressure and condensation, while the generated heat during compression is stored. Charge

Expansion Overheat Vaporization Energy Discharge Phase: During peak demand periods, the system utilizes stored thermal energy to vaporize the liquid CO ₂ , which then drives the turbine for power. Discharge

Compressed CO 2 Energy Storage (CCES)

CCES Systems in Operation • Energy Dome and Alliant Energy: 20MW, 10 hr system in development in Wisconsin, with DoE support • Energy Dome: 20MW, 10 hr system under construction in Italy, off - taker agreement with Italian utility Engie, supported by European Investment Bank • Exa Energy: 10MW, 8 - hour discharge system operating in Wuhu, China since 2023 • Exa Energy: 100MW, 10 - hour discharge system to start operating in China in December 2025

CCES Benefits Cooling capacity ideal for data centers Rapid construction timeline 60 - 65%+ Round - trip efficiency Scalable storage duration LCOE, < $.04/kWh achieved in China Geography independent

Molten Salt

Molten Salt Storage Benefits Scalable: 6 hours to multi - day storage Reliable: mature supply chain, low maintenance needs Durable: Long lifetime (30 yrs) low efficiency degradation Safe: salt is non - flammable, non - toxic Low cost: lower $/kWh than legacy storage if > 6 hrs duration Environmentally friendly: salt is abundant, recyclable

Molten Salt Thermal Energy Storage (TES) • Cost effective at scale • LCOS as low as $.08/kWh • CAPEX as low as $374/kWh (with 100MW, .9GWh capacity) • Durable • Decades of operational data • Low maintenance • Low degradation • Minimal capacity loss over 30 - yr. lifespan • Salt retains value and can be recycled • High - efficiency energy storage • Storage for 6+ hours to multi - day • Enables 24/7 heat and power

Example TES design guides • Plant output : Power (MWe): 5 to 500 MW • Thermal storage : Molten salt storage tanks • Storage capacity : 6 hours to multi - day • Charge cycle : Cold molten salt (290 ƒ C) to hot molten salt (565 ƒ C) via electric heater • Discharge cycle : Power – Steam generated in closed loop Rankine cycle • Discharge cycle : Heat – Steam generated at 165 barg & 500 ƒ C • Round - trip efficiency : ~40% • Plant design life : 30+ years • Land footprint : 20 - 25 acres for 100MWe dispatch power / 10h storage

Molten Salt Storage System Use Cases Include Load Balance/Peaking 32 Customer Generator Turbine Pump Condenser Circulation Pump(s) Cold Tank Hot Tank Steam Generator Grid Electric Heater Charge: Thermal energy stored in large tanks containing hot salt Discharge : S ystem uses heated salt to produce high - pressure steam to drive turbine, producing electricity

Addressing Critical AI Data Center Needs ● Heliogen's long - duration energy storage (“LDES”) solutions have the capability to provide smooth, on - demand power to critical commercial installations, including data centers, whether behind - the - meter or on the grid ● Provides high - value assurance on energy availability and power quality to mission - critical installations against a backdrop of growing utility outages and aging grid infrastructure ● Additionally enables the dispatch of stored energy to stabilize the grid on demand Benefits of LDES Paired with AI - focused Data Centers On - site Data Center Power Thermal LDES and compressed CO ₂ support data center power requirements Peak demand management ● Supplies energy during peak demand periods to avoid costly peak demand utility charges Reliable power (including behind - the - meter) ● Able to deliver high power quality on demand 33 Cost optimization ● Responsive to electricity pricing, able to reduce operating expenses Environmental benefits ● Reduced reliance on natural gas peaking plant generation Reduced cooling needs ● Compressed CO ₂ solution produces coolant as natural by - product

Flexible design options are configurable to satisfy asset performance & carbon emissions requirements Developing Dispatchable Clean Power Concentrated Solar Field Photovoltaic Field Steam Generator Steam Turbine Generator Thermal Energy Storage Energy Sources Central Hub Grid Power End Users Natural Gas Battery Energy Storage Gas Turbine Generator HRSG Reciprocating Generators Customer Facility Grid Power

• Heliogen solutions can make natural gas plants cleaner, bring them to market faster, with better economics and greater reliability • Natural gas systems can be incorporated into overall system designs to provide firming and power reliability • Heliogen assists in early project design or evaluation of natural gas power generation facilities, including emissions calculations • A blended portfolio of technologies is often the best approach to designing resilient energy solutions Improving the economics and operation of natural gas plants

Minerals & Metals Clean power, heat and steam for processing and production LDES Technology Applications Utilities & IPPs Power plants, infrastructure retrofits, and grid resiliency Data Centers Firm, renewable power solutions Energy Trading Energy arbitrage and storage assessments Fuels & Chemicals Waste heat optimization, steam production, and power generation Food & Beverage Steam, hot water, and power for processing and pasteurization

Data Center and AI Boom Is Expected to Drive Significant Energy Demand Top 10 Countries with Hyperscaler DC Net Power by 2029 (Electricity demand – GWs) AI Power Demand Driving Global Data Center Buildout ($ in billions) $240 ~110 GWs of incremental power demand from AI by 2029P $73 $80 $89 $97 $109 $128 $147 $165 $184 $203 $220 $60 $0 $120 $180 2019 2020 2021 2022 2023 2024P 2025P 2026P 2027P 2028P 2029P Data Centers Drive 2x the Forecasted Demand of All Other Power Trends (U.S. Electricity Demand – TWhs) 3,900 3,500 4,300 4,700 5,100 2010 2015 2020 2025P 2030P Impact of AI data centers All other trends (5) 7 2 19 3 26 5 1 1 0.5 0.3 0.3 0.3 0.3 0.2 0 10 20 30 Installed Base GW as of 2023 Cumulative 2024 - 2029 Net New Added GW Source: S&P Datacenter Services & Infrastructure Market Monitor & Forecast as of June 2024 37 Demand from Hyperscaler DC in the U.S. is expected to grow at a 23% CAGR from 2023 - 2029

Projected Load Growth Expected to Accelerate Demand Across Energy Sources ● Electrification mega - trend is resulting in accelerating demand for electricity ● Trend has sharply accelerated with the rise of AI and associated data centers, which are significantly more power - intensive versus other infrastructure ● PV solar is one of the quickest ways to bring new capacity online because of shorter project execution timelines and no capital equipment shortages ● Zeo’s rooftop solar offering frees up available grid capacity to directly support data center expansion ● Acquisition of LDES technology offers fit - for - purpose solution to address power quality, capacity and long - duration requirements of mission - critical AI data center equipment AI Workloads are More Power Intensive and are Projected to Grow More Than 3.5x From 2025 to 2030 (GW) Data Centers Drive 2x the Forecasted Demand of All Other Power Trends (U.S. Electricity Demand – TWhs) 5,100 3,500 3,900 4,300 4,700 2010 2015 2020 2025P 2030P Impact of AI data centers All other trends (5) 44 62 83 102 124 156 38 40 45 50 56 64 82 102 128 152 180 220 0 50 100 150 200 250 2025 2026 2029 2030 2027 2028 AI Workload Non - AI Workload 38 Sources: S&P Datacenter Services & Infrastructure Market Monitor & Forecast as of June 2024 and McKinsey Research April 2025 Total

Long - term Economics Favor PV Solar Uptake ● Residential PV solar installations expected to continue to grow and increase penetration domestically ● As installation costs fall, homeowners unlock a wider range of self and third - party finance options to access rooftop solar ● Positive long - term trajectory for residential PV solar supported by ongoing need Declining Residential Solar Installation Costs ($ / watt) $5 Growing U.S. Residential PV Installations (Gigawatts (DC)) 15 0 3 6 9 12 2012 2015 2018 2021 2024P 2027P 2030P 2033P Source: BNEF 2025 US Residential Solar Market Update 39 $0 $1 $2 $3 $4 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 1Q 2019 1Q 2020 1Q 2021 1Q 2022 1Q 2023 1Q 2024 Chinese standard module UK Germany >10kW Australia Germany 10 - 15kW US

Sources: BloombergNEF as of March 24, 2023, Total company functional spending of U.S. Investor - Owned Electric Companies. Edison Electric Institute Industry Outlook as of September 2024 and U.S. Energy Information Administration as of May 19, 2025 Utility Price Inflation is a Material Tailwind for Adoption ● Utility price increases have incentivized solar adoption for residential and commercial applications ● The majority of coal power stations in the U.S. are older than 30 years; these aging and less efficient plants are more capital intensive to run and maintain ● Costs to upgrade aging U.S. transmission lines and power transformers are expected to be passed on to retail customers, driving projected utility price increases Historical & Projected Utility Capex ($ in billions) $0 $60 $120 $180 $240 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024P 2025P 2026P Utility Pricing Has Continued to Increase (Cents per kWh) 0 4 8 12 16 40

● Recent natural events with the potential to disrupt utility operations have resulted in energy resilience gaining increasing focus among residential, commercial and industrial customers ● Hours of electrical outages have consistently climbed due to natural events and an aging grid ● Rising demand for energy independence supports market penetration of distributed solar systems across all solar end markets Rooftop Solar Satisfies Growing Demand for Resilience Distributed Energy Increases Grid Resilience 350,000 300,000 400,000 450,000 500,000 550,000 Total Hours of Electrical Outages in the U.S. (Annual hours of outage) 600,000 2018 2019 2020 2021 2022 2023 Climate change has increased the frequency of extreme weather events and natural disasters, which can damage power infrastructure, causing power outages and disruptions. Distributed energy resources enhance power system resilience by providing backup options for energy generation when centralized power stations are impacted. Think Report Sources: IBM What Are Distributed Energy Resources and DOE Eagle - I Outages Report 2023 41

Affiliated Financing Platform Catalyzes Market Penetration ● Recent high interest rates have diminished appetite for solar loans ● Companies have shifted towards solar leases and Power Purchase Agreements (“PPAs”) as a means to monetize the Investment Tax Credit (“ITC”) ● Zeo’s existing relationships with relevant financial partners enhances its ability to secure future third - party funding options for homeowners 37% 18% 57% 39% 50% 63% 72% 31% 56% 37% 11% 12% 5% 13% 0% 20% 40% 60% 80% 100% 2020 2021 2022 2023 2024 Leases/PPAs Loans Unspecified/all others Shift in Financing Commitments Towards PPAs ($ in billions) Zeo’s Platform Enables Lifecycle Services Existing, sizeable, high - value asset base of legacy customers Long - standing partnership with tax equity providers Relationship with leading financial provider Zeo Platform 42 Source: BNEF 2025 US Residential Solar Market Update

Energy Storage Supports Strong Growth Potential ● Despite the fall in rooftop solar installations, the U.S. added ~0.8 GW of residential battery capacity and small - scale battery storage installations doubled last year (1) ● The heightened focus on grid reliability and resilience has driven solutions like Virtual Power Plants (“VPPs”), which manage behind - the - meter solutions like home batteries to serve as a grid resource, exporting power when needed most 90% 50% 21% 14% 8% 6% 4% 4% 2% 1% Southeast 1% Hawaii California MISO Texas Southwest Northwest New York New England SPP PJM Battery Energy Storage System Attachment Rates Growing VPP Program Further Incentivizes Storage (2) No one entity had ever successfully put out lots of megawatts from an aggregation of sub 1 - MW sites. Now that we're actually doing it , ERCOT is learning a lot from that process and they're creating validation around the technology… It has made the market opportunity more meaningful, scalable and more certain , because it's actually happening. Arushi Sharma Frank, Luminary Strategies Founder Sources: BloombergNEF as of May 2025 and Utility Dive, December 2024 43

Market Disruptions Unlock Opportunity for Recurring Service Revenue from Stranded Assets ● Recent U.S. residential solar bankruptcies have left a significant customer base with assets in need of operations and maintenance (“O&M”) services that Zeo can service ● Zeo is well positioned to serve both individual homeowners as well as financial institutions holding portfolios of assets California ● Altair Solar ● ASA – American Solar Advantage ● Bratton Solar ● Canopy Energy ● Charged Up Energy ● Enver Solar ● GCI Solar ● Green Nrg ● Harness Power ● Infinity Energy ● Kuubix Energy ● Peak Power USA ● Penguin Home ● Polar Solar ● Professional Roofing & Solar ● RGS Energy ● Sigora Home Solar ● Solsun USA ● Solar Advantage ● Sullivan Solar Power ● Sungrade Solar ● Sunstor Solar ● Sunworks ● Solar Spectrum ● Swell Energy ● United Solar Midwest ● Moxie Solar ● Solar Is Freedom Northeast ● Accept Solar ● Code Green Solar ● iSun ● Solular Southeast ● 3D Solar ● Electriq Power ● Gulf South Solar ● MC Solar – Modern Concepts ● SolarDot ● Solar Titan USA ● Voltage Solar Power Texas ● Alternative Solar ● American Sun ● Cosmo Solaris ● Daybreak Solar Power ● Envirosolar ● Hitech Solar ● Integrity Solar ● Next Energy ● Speir Innovations ● TES Home Solar ● Texas Solar Broker ● Texas Solar Integrated ● Verisolar ● Vulcan Solar Southwest ● Southwest ● AAA Certified Solar ● ACE Solar Systems ● Arizona Solar Concepts ● EcoMark Solar ● Elan Solar ● Encor Solar ● Erus Energy ● Lumio Solar ● NM Solar Group ● Refresh Energy Group ● Saveco Solar ● Solarworks ● Utah Solar Group ● Zenernet Nationwide U.S. Residential Solar Bankruptcies Tracker Selected assets acquired by Zeo 44 Source: SolarInsure as of April, 2025

Complementary Residential Energy Market Offers Significant Potential Upside ● Homeowner focus on residential energy efficiency and weatherization has accelerated as a result of inflation in electricity prices combined with the rising cost of energy commodities ● Zeo’s carefully assembled product portfolio unlocks homeowners cost savings, reliability and energy independence benefits ● Majority of jobs feature one or more margin - accretive “adders” to core PV solar offering Strong Energy Efficiency Project ROI Zeo Products Include Solar Plus Complementary Add - On Offerings Energy Storage Roofing Efficiency PV Solar ● Battery storage systems to complement PV rooftop solar offering ● Provides roof repair and replacement services to facilitate solar installation ● Insulation solutions, including attic and wall insulation, enhance energy efficiency ● Electric water heating systems, pool pumps and other appliances ● Residential rooftop solar panel sales and installations focused on attractive U.S. markets Description Strategic Partners (% of project cost recouped at home sale) 45 Source: EnergySage, Regional ROIs on Attic Insulation as of March 2023

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